UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1 to Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 8, 2024

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
            Emerging growth company                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                             ☐

Item 2.02 and 7.01.   Results of Operations and Financial Condition and Regulation FD Disclosure

S&P Global Inc. (the "Registrant") is furnishing this Current Report on Form 8-K/A (this "Amendment") to amend its Current Report on Form 8-K, originally furnished to the Securities and Exchange Commission on February 8, 2024 (the "Original Form 8-K"), to replace the earnings release attached as Exhibit 99.1 to the Original Form 8-K (the "Original Exhibit 99.1"). The Original Exhibit 99.1 incorrectly stated on page 1 that the Registrant's initial guidance for 2024 calls for GAAP diluted earnings per share in the range of $10.65 to $10.90; the corrected earnings release attached as Exhibit 99.1 to this Amendment reflects the correct range of $10.70 to $10.95. Other than this correction, no other changes have been made to the Original Form 8-K or the Original Exhibit 99.1.

The corrected earnings release is attached as Exhibit 99.1 to this Amendment and is incorporated by reference in this Item 2.02 and Item 7.01. The supplemental unaudited pro forma combined company financial information for each of the four quarters and full year ended 2021 and the three months ended March 31, 2022 is attached as Exhibit 99.2 to this Amendment and is incorporated by reference in this Item 2.02 and Item 7.01. Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Items 2.02 and 7.01, including Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

The information in this Amendment shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report:

(99.1)    Earnings Release of the Registrant, dated February 8, 2024.
(99.2)    Supplemental unaudited pro forma combined company financial information for each of the four quarters and full year ended 2021 and the three months ended March 31, 2022, incorporated by reference from Registrant's Form 8-K filed August 2, 2022.
(104)    Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/	Alma Rosa Montanez
By:	Alma Rosa Montanez
Assistant Corporate Secretary & Chief Corporate Counsel

Dated: February 8, 2024